UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2008
                                                          ---------------


                     Energy Services of America Corporation
             (Exact name of Registrant as specified in its charter)

           Delaware                    001-32998               20-4606266
           ---------                   ---------               ----------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)

               2450 First Avenue, Huntington, West Virginia 25703
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (304) 528-2791
                                 --------------
               Registrant's telephone number, including area code

                        Energy Services Acquisition Corp.
                        ---------------------------------
          (Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets
           --------------------------------------------------

     Energy Services of America Corporation (formerly, Energy Services Acquisition Corp.) (the "Company") was a blank check company formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition or other similar business combination, an operating business. Our efforts in identifying a prospective target business were not limited to a particular industry, although we focused our efforts on acquiring an operating business in the energy services sector headquartered in North America. At a special meeting of stockholders on August 15, 2008, our stockholders approved, among other things, (i) the Merger Agreement, dated as of January 22, 2008, by and between the Company and ST Pipeline, Inc. ("ST") and (ii) the Merger Agreement, dated as of February 21, 2008, by and between the Company and C.J. Hughes Construction Company, Inc. ("CJ")

     On August 15, 2008, we consummated the acquisitions of ST and CJ for an aggregate consideration of approximately $53.2 million. The ST acquisition resulted in a payment of approximately $16.2 million to the shareholders of ST, with $3.0 of consideration being deferred. The CJ acquisition resulted in payment of approximately $17.0 million in cash and the issuance of 2,964,763 shares of Company common stock, to the shareholders of CJ.

     For more detailed information, please see a copy of the press release dated August 15, 2008, which is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
            -------------------------------------------------------------------

(d) On August 15, 2008, Richard M. Adams, Jr. and Keith Molihan were appointed to the Board of Directors of the Company.

     Mr. Adams is President of United Bank, Inc., the lead banking franchise of United Bankshares, Inc. He is also Executive Vice President of United Bankshares, Inc., a multi-state bank holding company doing business in Ohio, West Virginia, Virginia, Maryland, and Washington, DC.

     Mr. Molihan is a retired executive director of the Lawrence County Community Action Organization. He is a well known business man in the tri state area and throughout the state of Ohio. He has served as Chairman of the Board of Directors of Ohio River Bank, Chairman of the Board of Directors of Farmers Bank of Eminence Kentucky and Chairman of the Board EMEGA Turbine Technology, as well as President of the Lawrence County Ohio Port Authority and President of the Southeast Ohio Emergency Medical organization.

     Both Mr. Adams and Mr. Molihan were appointed to the Company's audit committee and will serve as "audit committee financial experts."

Item 5.06  Change in Shell Company Status.
           -------------------------------

     The Company was formed on March 31, 2006 as a blank check company for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition or other similar business combination, an operating business. Our efforts in identifying a prospective target business were not limited to a particular industry, although we focused our efforts on acquiring an operating business in the energy services sector headquartered in North America. On August 15, 2008, we consummated the acquisitions of ST and CJ, pursuant to the respective Merger Agreements. As a result of these acquisitions we ceased being a "shell company" as defined in Rule 12b-2 under the Securities Exchange Act of 1934. The material terms of the acquisition are described in our definitive proxy statement, dated June 13, 2008, filed with the Securities and Exchange Commission on June 13, 2008 and are incorporated herein by reference.

Item 8.01  Other Events
           ------------

     At the special meeting of shareholders, on August 15, 2008, the shareholders of the Company approved the amendment to the Company's certificate of incorporation to change Energy Services Acquisition Corp.'s name to "Energy Services of America Corporation." The shareholders also approved the amendment to the Company's certificate of incorporation to remove Article V from the certificate of incorporation after the closing of the acquisitions, as Article V will no longer be applicable to the Company. The text of the amendments are included in our definitive proxy statement, dated June 13, 2008, filed with the Securities and Exchange Commission on June 13, 2008 and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
           ---------------------------------

(a)        Financial Statements of businesses acquired.

           The financial statements of ST and CJ are included in our definitive proxy statement, dated June 13, 2008, filed with the Securities and Exchange Commission on June 13, 2008 and are incorporated herein by reference.

(b)        Pro forma financial information.

           The pro forma financial information relating to our purchase of ST and CJ are included in our definitive proxy statement, dated June 13, 2008, filed with the Securities and Exchange Commission on June 13, 2008 and are incorporated herein by reference.

(c)        Shell Company Transactions.

           Not Applicable.

(d)        Exhibits.

           The following Exhibit is attached as part of this report:

           3.1 Certificate of Amendment to Energy Services of America Corporation's Certificate of Incorporation (incorporated by reference to the Definitive Proxy Statement, as filed with the Securities and Exchange Commission on June 13, 2008).

           99.1 Energy Services of America Corporation press release dated August 15, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ENERGY SERVICES OF AMERICA
                                          CORPORATION



DATE: August 15, 2008                 By:  /s/ Marshall T. Reynolds
                                           -------------------------------------
                                           Marshall T. Reynolds
                                           Chairman, Chief Executive Officer and
                                           Secretary
                                           (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit No.     Description

3.1 Certificate of Amendment to Energy Services of America Corporation's Certificate of Incorporation (incorporated by reference to the Definitive Proxy Statement, as filed with the Securities and Exchange Commission on June 13, 2008).

99.1            Energy  Services  of America  Corporation  press  release  dated
                August 15, 2008.